UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2022

POSTAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
75 Columbia Avenue
Cedarhurst, NY 11516
(Address of principal executive offices and zip code)
(516) 295-7820
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 4, 2022, Postal Realty Trust, Inc. (the “Company,” “we,” “us” and “our”) and Postal Realty LP (the “Operating Partnership”) entered into separate open market sale agreements (each, a “Sale Agreement” and, collectively, the “Sale Agreements”) with each of Jefferies LLC (“Jefferies”), BMO Capital Markets Corp. (“BMO”), Janney Montgomery Scott LLC, Stifel, Nicolaus & Company, Incorporated and Truist Securities, Inc. (“Truist”), as sales agents (each, a “Sales Agent” and, collectively, the “Sales Agents”), each of Jefferies, Bank of Montreal and Truist Bank, as forward purchasers (each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”), and Jefferies, BMO and Truist, as forward sellers (each, in its capacity as agent for its affiliated Forward Purchaser, a “Forward Seller” and, collectively, the “Forward Sellers”), providing for the offer and sale of shares of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), having an aggregate gross sales price of up to $50,000,000 through the Sales Agents or the Forward Sellers from time to time in “at the market” offerings (the “Offering”). Sales of Shares, if any, will be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the "Securities Act"), including sales made directly on the New York Stock Exchange.

The Sale Agreements with Jefferies, BMO and Truist provide that, in addition to the issuance and sale of Shares by us through the Sales Agents, we also may enter into one or more forward sale agreements (each, a “Forward Sale Agreement” and, collectively, the “Forward Sale Agreements”) under separate master forward confirmations (each, a "Master Confirmation" and, collectively, the "Master Confirmations") and related supplemental confirmations, each between us and the relevant Forward Purchaser. In connection with any Forward Sale Agreement, the applicable Forward Purchaser will borrow from third parties and, through its affiliated Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular Forward Sale Agreement. In no event will the aggregate number of Shares sold through the Sales Agents or the Forward Sellers under the Sale Agreements and under any Forward Sale Agreements have an aggregate sales price in excess of $50,000,000.

The Company will not initially receive any proceeds from the sale of borrowed Class A common stock by a Forward Seller. The Company expects to fully physically settle each particular Forward Sale Agreement with the applicable Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular Forward Sale Agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular Forward Sale Agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular Forward Sale Agreement, in which case the Company may not receive any proceeds from the issuance of Shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of its Class A common stock (in the case of net share settlement).

Each Sales Agent will receive a commission of up to 2.0% of the gross sales price per share sold through it as our agent under the applicable Sale Agreement. In connection with each forward sale, we will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related Forward Sale Agreement with the relevant Forward Purchaser, commissions at a mutually agreed rate that shall not be more than, but may be lower than, 2.0% of the gross sales prices of all borrowed Shares sold by it as a Forward Seller.

The offering of Shares pursuant to the Sale Agreements will terminate upon the earlier of (i) the sale of all Shares having a gross sales price of $50,000,000 pursuant to the Sale Agreements and (ii) the termination of the Sale Agreements as permitted therein. We and the Sales Agents and/or the Forward Sellers, as applicable, may each terminate each Sale Agreement at any time upon five trading days’ prior notice.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-251079). The Company filed a prospectus supplement, dated November 4, 2022, to the prospectus, dated December 11, 2020, with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the Shares.

The foregoing summary of the terms of the Sale Agreements and the Master Confirmations are only brief descriptions of certain terms therein and do not purport to be complete descriptions of the rights and obligations of the parties thereunder. A form of the Sale Agreement, which was signed by each Sales Agent, Forward Purchaser and Forward Seller, is attached hereto as Exhibit 1.1 and a form of Master Confirmation, which was signed by each Forward Purchaser, is attached hereto as Exhibit 1.2. to this Current Report on Form 8-K and are incorporated herein by reference into this Item 1.01. In connection with the registration of the Shares under the Securities Act, the legal opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Offering, on November 4, 2022, we delivered written notice to each of the Jefferies LLC, Stifel, Nicolaus & Company, Incorporated, BMO Capital Markets Corp. and Janney Montgomery Scott LLC (the “Prior Sales Agents”) that, effective on November 4, 2022, we are terminating our open market sale agreements, dated December 14, 2020, with each of the Prior Sales Agents (the “Prior Sale Agreements”), pursuant to Section 7(b) of the Prior Sale Agreements. With the provision of such notice, the Prior Sale Agreements are no longer available for use.
A description of the material terms of the Prior Sale Agreements is contained in our Current Report on Form 8-K filed with the SEC on December 14, 2020 (the “Prior Form 8-K”). A copy of the form of Prior Sale Agreement was filed as Exhibit 1.1 to the Prior Form 8-K, and the descriptions of the material terms of the Prior Sale Agreements contained in the Prior Form 8-K are qualified in their entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
1.1	Form of Open Market Sale Agreement.
1.2	Form of Master Confirmation.
5.1	Opinion of Venable LLP as to the validity of the Shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2022

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
Name: Jeremy Garber
Title: President, Treasurer and Secretary